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                                                                  EXHIBIT 23.3

                          CONSENT OF PETER T. GRAUER


   I hereby consent to the reference in the Prospectus constituting part of Amendment No. 3 to the Registration Statement on Form S-1 of DecisionOne Corporation to my name as a person about to become a director of DecisionOne Corporation.


                                            /s/ Peter T. Grauer
                                            -----------------------------
                                            Peter T. Grauer


July 29, 1997